Exhibit 10.1
STOCK PURCHASE BUSINESS AGREEMENT
MARIO OSCAR COMAS SAN MARTIN
TO
SANTA TERESA MINERALS S.A.
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IN SANTIAGO DE CHILE, on February 2, 2011, there appear on the one hand, the seller, Mr. MARIO OSCAR COMAS SAN MARTÍN, Chilean, single, industrial miner, identity card number 3,920,566-1, domiciled at Padre Orellana 1,545, from the municipality and city of Santiago, and on the other hand, the buyer, Mr. JUAN CARLOS CAMUS VlLLEGAS, Chilean, married, engineer, identity card number 4,889,336-8, acting on his behalf and on behalf of SANTA TERESA MINERALS S.A., tax identification number 76,026,785-6, both domiciled at Bascuñan Guerrero 530, Santiago; the parties are of legal age and known to me after proving their identity with the aforementioned identity cards, and they state: FIRST: Mr. Mario Oscar Comas San Martín is the owner of the following shares of the companies stated: One) 499 shares in Sociedad Contractual Minera Free Gold, organized by public deed on August 12, 2010 in the Santiago notary office, which belongs to Eduardo Avello Concha, recorded on page 386 number 114 of the Santiago Mining Custodian Property Registry corresponding to the year 2010. The Shares are registered on pages 240 number 228 of the Santiago Mining Custodian Shareholders Registry corresponding to year 2010; and one share to Juan Carlos Camus Villegas who buys it and acquires it for himself; Two) 100 shares of Sociedad Contractual Minera Compañía Minera Casuto, organized by public deed on November 10, 2008, registered at the Santiago notary office, which belongs to Eduardo Avello Concha, recorded on page 399 number 106 of the Santiago Mining Custodian Property Registry corresponding to the year 2008. The Shares are registered on pages 510 number 597 of the Santiago Mining Custodian Shareholders Registry corresponding to the year 2008; Three) 100 shares of Sociedad Contractual Minera los Azules, organized by public deed on May 8, 2009, recorded at the notary office in Santiago, which belongs to Mr. Eduardo Avello Concha. The corporation was registered on pages 321 number 75 of the Santiago Mining Custodian Shareholders Registry corresponding to the year 2009. The Shares are registered on pages 651 number 741 of the Santiago Mining Custodian Shareholders Registry corresponding to the year 2009; Fourth) 30 shares of Sociedad Legal Minera Tauro Cinco, Uno de Los Vilos. The corporation was registered on pages 859 number 962 of the Los Vilos Mining Custodian Findings Registry corresponding to the year 2009. The shares are registered on pages 568 number 525 corresponding to the year 2007; and Five) 30 shares of Sociedad Legal Minera Tauro Seis, Uno de Los Vilos. The corporation was registered on pages 860 number 964 of the Los Vilos Mining Custodian Findings Registry corresponding to the year 2009. The shares are registered on pages 569 number 526 corresponding to year 2007.-

SECOND: By means of this deed, Mr. Mario Oscar Comas San Martín sells, transfers and assigns to Santa Teresa Minerals S.A, which hereby buys and accepts through its representative Mr. Juan Carlos Camus Villegas, all of the shares, except for a share of Sociedad Free Gold, which is sold to Mr. Juan Carlos Camus Villegas, as detailed in the first clause herein.
THIRD: The following is the sales price: a) 200,000 dollars payable in five equal monthly installments of 40,000 dollars each, beginning February 4, 2011. b) 20,000 shares delivery per an amount of 200,000 dollars belonging to CASA BLANCA MINING LTD., a company organized in the state of NEVADA IN THE UNITED STATES OF AMERICA, whose securities Mr. Mario Oscar Comas San Martin claims to have satisfactorily received.
FOURTH: Shares are sold free from any liens and encumbrances; the seller is responsible for their disencumbrance pursuant to law.
FIFTH: The parties grant special power to attorney Mr. Luis Fernando Ureta Alamos, identity card number 3,641,821-4, so that, in their representation and behalf, he can subscribe minutes or supplemental or rectification public deeds for this instrument and those which have the purpose of registering the transfer of shares transferred to the buying corporation.
SIXTH: For all legal purposes hereof, the parties establish their domicile at in the city of Santiago and submit themselves to the jurisdiction of its Courts. The person holding an authorized copy of this document is empowered to request the corresponding recordings and registrations. Mr. Juan Carlos Camus Villegas' legal status for Santa Teresa Minerals S.A. is registered on the public deed dated May 13, 2008, recorded in Santiago at the notary office in Santiago which belongs to Mr. Alberto Mozo Aguilar.

[Signature and fingerprint:] MARIO OSCAR COMAS SAN MARTIN

[Signature and fingerprint:] JUAN CARLOS CAMUS VILLEGAS, representing SANTA TERESA MINERALS S.A.